PREPARED BY AND
AFTER RECORDING RETURN TO:
Ballard, Spahr, Andrews & Ingersoll
555 13th N.W., Suite 9O0 East
Washington, D.C. 20004
Attention: Allan R. Winn





                   AMENDED AND RESTATED SUBORDINATED MORTGAGE
                             AND SECURITY AGREEMENT


          THIS AMENDED AND RESTATED SUBORDINATED MORTGAGE AND SECURITY AGREEMENT (this "Mortgage") made as of the 31st day of January, 1995, by RICHLAND PROPERTIES, INC., a Delaware corporation having its principal place of business at c/o Newco Management Company, 6320 Canoga Avenue, Suite 1430, Woodland Hills, CA 91367-2591 ("Mortgagor") to NYLlFE GOVERNMENT MORTGAGE PLUS LIMITED PARTNERSHIP, a Massachusetts limited partnership having an address at c/o NYLife Realty, Inc., 51 Madison Avenue, New York, New York, 10010 ("Mortgagee").

                                   PREAMBLE:

          A. On January 13, 1990, Mortgagee entered into an Additional Interest Agreement (the "Original Agreement") with H.O. Associates, Ltd. ("Original

--------------------------------------------------------------------------------

     NOTE TO CLERK: THIS INSTRUMENT SECURES THE RIGHT OF MORTGAGEE TO ACCELERATE THE MATURITY OF A SEPARATION LOAN SECURED BY A MORTGAGE RECORDED AT OFFICIAL RECORDS BOOK 6153, PAGE 212 OF HILLSBOROUGH COUNTY PUBLIC
     RECORDS, AS AMENDED, ON WHICH DOCUMENTARY STAMP AND INTANGIBLE TAXES HAVE BEEN PAID, WHICH RIGHT HAS NO ASCERTAINABLE VALUE. ACCORDINGLY, NO DOCUMENTARY STAMPS ARE BEING PAID UPON THE FILING OF THIS MORTGAGE.

Mortgagor") with respect to a property located in Tampa, Florida more particularly described in Schedule A (the "Land") and a multifamily housing project to be constructed on the Land (the Land and such project being collectively referred to as the "Project").

          B. Payment and performance by Original Mortgagor to Mortgagee of the obligations of the Original Mortgagor under the terms of the Original Agreement was secured by, among other things, a Subordinated Mortgage recorded May 15, 1992 in O.R. Book 6612 at Page 403 in the Public Records of Hillsborough County, Florida (the "Original Subordinated Mortgage").

          C. Original Mortgagor constructed the Project through a construction and permanent mortgage loan in the principal amount of $13,154,200.00 (the "Loan") made to the Original Mortgagor by Related Mortgage Corporation (the "Coinsuring Lender").

          D. The Loan was evidenced by a Mortgage Note (the "Original Note") executed by Original Mortgagor in favor of the Coinsuring Lender, which Original Note was (i) secured by a first lien Mortgage (the "Original Mortgage") on the Project, which Original Mortgage was recorded prior to the Original Subordinated Mortgage and (ii) coinsured by the United Stated Department of Housing and Urban Development ("HUD") under Section 221(d)(4) pursuant to Section 244 of the National Housing Act, as amended.

          E. The Coinsuring Lender financed the Loan through the issuance by the Coinsuring Lender of fully-modified Mortgage-backed pass-through construction loan certificates ("CLCs") guaranteed as to the timely payment of principal and interest by the Government National Mortgage Association ("GNMA") and, upon the redemption of such CLCS, a fully-modified Mortgage-backed pass-through permanent loan certificate ("PLC") guaranteed as to the timely payment of principal and interest by the GNMA, which PLC was backed by the Loan (the CLCs and PLC are sometimes hereinafter referred to as the "Original GNMA Certificates").

          F. Coinsuring Lender obtained funding for the Loan through the issuance of the Original GNMA Certificates to Mortgagee. The interest rate on the Original Note and, correspondingly, on the Original GNMA Certificates, were at rates below those for comparable loans advanced and comparable securities issued, at the time the Original Note was made.

          G. To induce the Coinsuring Lender to issue the Original GNMA Certificates at a rate below those available in the market for GNMA securities at the time of their issuance and to induce Mortgagee to acquire said Original GNMA Certificates at that below-market rate, Original Mortgagor agreed to provide to Mortgagee certain other additional interest not set forth in the Original Note or Original Mortgage as provided in the Original Agreement.

          H. Mortgagee has agreed to accept certain sums payable out of the proceeds of the sale of the Project to Mortgagor and the performance by Original Mortgagor of certain other undertakings in satisfaction of all obligations of Original Mortgagor, including the payment of Additional Interest as defined under and to be paid pursuant to the Original Agreement.

          I. Mortgagor has agreed to purchase the Project from Original Mortgagor upon certain conditions including, but not limited to, the condition that the Loan be modified to reduce the interest rate to 7.875% per annum.

          J. Original Mortgagor and Coinsuring Lender have agreed to modify the Original Note and the Original Mortgage pursuant to, among other things, a certain Modification of Mortgage Note and a certain Modification of Mortgage of even date herewith and Mortgagor has agreed to assume the Loan as so modified. The Original Note, as modified by the Modification of Mortgage Note dated of even date herewith, is hereinafter referred to as the "First Note"; and the Original Mortgage, as modified by the Modification of Mortgage dated of even date herewith and recorded prior to recordation of this Mortgage, is hereinafter referred to as the "First Mortgage".

          K. Modification of the Loan requires the agreement of Mortgagee to the reduction in interest rate and other modifications and the agreement of Mortgagee to relinquish the Original GNMA Certificates and accept in substitution therefor a new GNMA Mortgage backed security bearing interest at the rate of 7.625% per annum (the "New GNMA Certificate").

          L. Mortgagee has further agreed to the reduction of the interest rate on the Loan and other modifications and the substitution of the New GNMA Certificate for the Original GNMA Certificates in express reliance upon and in consideration of the right of Mortgagee to call the Loan due and payable in ten
(10) years and the covenants and
undertakings of Mortgagor contained in the Amended and Restated Agreement between Mortgagor and Mortgagee of even date herewith (the "Agreement") which amends and restates the Original Agreement in its entirety.

          M. Mortgagor and Mortgagee desire to amend and restate the terms of the Original Subordinated Mortgage to, among other things, (i) amend and restate the Original Subordinated Mortgage in its entirety as herein provided and (ii) confirm that this Mortgage secures the obligations of Mortgagor and rights of Mortgagee under the Agreement.

          NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby amend and restate the Original Subordinated Mortgage in its entirety as follows:

          WITNESSETH, that for divers good and valuable considerations Mortgagor does hereby grant, bargain, sell, alien, remise, release, convey and confirm unto Mortgagee, its successors and assigns forever, the Land situated in the County of Hillsborough and State of Florida, described in Schedule A attached hereto as a part hereof.

          TOGETHER with the property described in Schedule B attached hereto as part hereof; and

          TOGETHER with all buildings and improvements of every kind and description now or hereafter erected or placed thereon, and all fixtures, including but not limited to all gas and electric fixtures, engines and machinery, radiators, heaters, furnaces, heating, incinerating, laundry, and air-conditioning equipment, steam and hot-water boilers, stoves, ranges, elevators and motors, bathtubs, sinks, water closets, basins, pipes, faucets and other plumbing and heating fixtures, mantels, refrigerating plant and refrigerators, whether mechanical or otherwise, cooking apparatus and appurtenances, furniture, shades, awnings, screens, blinds and other furnishings; and

          TOGETHER with all building materials and equipment now or hereafter delivered to said premises and intended to be installed therein; and

          TOGETHER with all rents, issues, proceeds, and profits accruing and to accrue from said premises, all of which are included within the foregoing description and the habendum thereof; also all articles of personal property now or hereafter attached to or used in and about the building or buildings now erected or hereafter to be erected on the Land which are necessary to the complete and comfortable use and occupancy of such building or buildings for the purposes for which they were or are to be erected, including all goods, chattels, and personal property as are ever used or furnished in operating a building, or the activities conducted therein, similar to the one herein described and referred to, and all renewals or replacements thereof or articles in substitution therefor, whether or not the same are or shall be attached to said building or buildings in any manner.

          The property described in Schedules A and B to this Mortgage and the foregoing granting clauses is collectively referred to herein as the "Secured Property".

          TO HAVE AND TO HOLD the same, together with all and singular the tenements, hereditaments, and appurtenances thereunto belonging or in anywise appertaining, and the reversion and reversions, remainder or remainders, rents, issues, and profits thereof, and also all the estate, right, title, interest, homestead, dower and right of dower, separate estate, possession, claim, and demand whatsoever, as well in law as in equity, of Mortgagor in and to the same, and every part thereof, with the appurtenances, and every part and parcel thereof unto Mortgagee in fee simple, subject, however to the matters described in Schedule C attached hereto and incorporated herein by reference (the "Permitted Exceptions").

          Mortgagor hereby covenants with Mortgagee, that it is indefensibly seized of said Land in fee simple; that it has full power and lawful right to convey the same in fee simple as aforesaid; that it shall be lawful for Mortgagee at all times peaceably and quietly to enter upon, hold, occupy, and enjoy said Land, and every part thereof; that the Land is and will remain free from all encumbrances, except for the Permitted Exceptions; that Mortgagor will make such further assurances to prove the fee simple title to said Land in Mortgagee as may be reasonably required; and that Mortgagor does hereby fully warrant the title to said Land, and every part thereof, except for the Permitted Exceptions, and will defend the same against the lawful claims of all persons whomsoever, except those claiming under the Permitted Exceptions.

          Mortgagor is obligated to Mortgagee under the terms of that certain Agreement described in the recitals to this Mortgage and all of its terms are incorporated herein by reference. This Mortgage secures performance of all obligations and liabilities of Mortgagor under the Agreement, and any modifications or extensions thereof, and under any other document or instrument contemporaneously therewith or hereafter executed by or on behalf of Mortgagor securing, evidencing or relating to the Agreement (collectively, the "Second Lien Documents"), including, without limitation, this Mortgage, as the same may be modified or supplemented from time to time, including all sums, amounts and expenses which Mortgagee may advance, readvance, pay or incur under or in connection with the Second Lien Documents.

          PROVIDED ALWAYS, and these presents are on this express condition, that these presents and the estate hereby granted shall cease, determine, and be absolutely null and void, upon termination of the Agreement.

          Mortgagor further covenants and agrees as follows:

          1. The recitals to this Mortgage are incorporated herein by reference and made a part hereof for all purposes.

          2. Mortgagor will perform its obligations under the Agreement at the times and in the manner provided therein.

          3. Mortgagor will not permit or suffer the use of any of the Secured Property for any purpose other than the use for which the same was intended at the time this Mortgagee was executed.

          4. All rents, profits and income from the property covered by this Mortgage are hereby assigned to Mortgagee for the purpose of discharging the obligations hereby secured. Permission is hereby given to Mortgagor so long as no Event of Default (as hereinafter defined) exists hereunder, to collect such rents, profits and income. Upon an Event of Default hereunder Mortgagee shall be entitled to the appointment of a receiver by any court having jurisdiction, without notice, to take possession and protect the Secured Property and operate same and collect the rents, profits and income therefrom.

          5. Mortgagor will permit, commit, or suffer no waste, impairment, or deterioration of the Secured Property or any part thereof; and in the event of the failure of Mortgagor to keep the buildings on said Land, or improvements thereon, in good repair, Mortgagee may make such repairs as in its discretion it may deem necessary for the proper preservation thereof, and the full amount of each and every such payment shall be secured by the lien of this Mortgage.

          6. Mortgagor will pay all and singular the costs, charges and expenses, including reasonable attorney's fees, and costs of abstracts of title, incurred or paid at any time by Mortgagee because of the failure on the part of Mortgagor promptly and fully to perform the agreements and covenants of the Agreement and this Mortgage, and said costs, charges, and expenses shall be secured by the lien of this Mortgage.

          7. Mortgagor will give immediate notice by mail to Mortgagee of any fire damage or other casualty to the Secured Property, or of any conveyance, transfer, or change of ownership of the Land.

          8. (a) For purposes of this paragraph 8, the term "Environmental Laws" shall mean and include the Resource Conservation and Recovery Act, as amended by the Hazardous and Solid Waste Amendments of 1984, the Comprehensive Environmental Response, Compensation and Liability Act, the Hazardous Materials Transportation Act, the Toxic Substances Control Act, the Federal Insecticide, Fungicide and Rodenticide Act, applicable state and local environmental laws, and the regulations, rules and ordinances adopted and publications promulgated pursuant to said laws and ordinances, as any of the foregoing laws, ordinances, regulations and rules may be amended from time to time hereafter, and any other federal, state or local laws or ordinances, now or hereafter existing, relating to regulation or control of toxic or hazardous substances or materials. For purposes of this paragraph 8, the term "Regulated Substance" shall mean and include substances or materials which are regulated pursuant to any Environmental Laws including but not limited to any such substances or materials which now are or hereafter will be defined or deemed to be "regulated substances," "hazardous waste," "hazardous substances,", "hazardous materials," "toxic substances," "pesticides" or any similar or like classification, categorization or designation.

          (b) Mortgagor hereby represents and warrants to Mortgagee and agrees with Mortgagee, with regard to the Secured Property, as follows:


               (i) For so long as Mortgagor has owned or has had any interest in the Secured Property, Mortgagor has not violated any Environmental Laws or used, generated, managed, treated, stored or disposed of on, under or about the Secured Property or transported to or from the Secured Property any Regulated Substance;

              (ii) Mortgagor has no knowledge without independent inquiry that any party who owned the Secured Property prior to Mortgagor's acquisition of the Secured Property has violated any Environmental Laws or used, generated, managed, treated, stored or disposed of on, under or about the Secured Property any Regulated Substance;

             (iii) Mortgagor has no knowledge without independent inquiry that any suit, action or other legal proceeding arising out of or related to any Environmental Laws with respect to the Secured Property is pending or threatened before any court, agency or governmental entity;

              (iv) Mortgagor has not received any written notice of any Environmental Laws;

               (v) For so long as Mortgagor shall own the Secured Property, Mortgagor will manage and operate the Secured Property and will use best efforts to cause each tenant of any portion of the Secured Property to occupy its demised portion of the Secured Property in compliance with all Environmental Laws; and

              (vi) For so long as Mortgagor shall own the Secured Property, Mortgagor shall not install or permit to be installed on the Secured Property any Regulated Substance except de minimus amounts associated with the residential use of the Secured Property which do not constitute material violations of any Environmental Laws.

          (c) Mortgagor hereby agrees to indemnify and hold Mortgagee free and harmless from and against any and all loss, liability, damage and expense, including attorney's fees, suffered or incurred by Mortgagee with respect to the presence of any Regulated Substance affecting the Secured Property.

          (d) Notwithstanding anything to the contrary contained in this Mortgage, a breach of any of Mortgagor's representations, warranties or covenants contained paragraph 8(a) or (b) above shall not constitute a default hereunder unless such breach also constitutes a Default under the Agreement.

          9. Mortgagor will not voluntarily create or permit to be created against the Property any lien or liens inferior or superior to the lien of this Mortgage (except the First Mortgage and other Permitted Exceptions) and further that it will keep and maintain the same free from the claim of all persons supplying labor or materials which will enter into the construction of any and all buildings now being erected or to be erected on said Land.

          10.  This Mortgage shall also constitute a security agreement under
Article 9 of the Uniform Commercial Code as enacted in the State of Florida (the "Code") with respect to the personal property described herein. Mortgagor hereby appoints Mortgagee as its attorney-in-fact to execute and file on Mortgagor's behalf, subject to five (5) business days prior notice to Mortgagor, any financing statements, continuation statements or other statements in connection therewith that Mortgagee deems necessary or reasonably advisable to preserve and maintain the priority of the lien hereof, or to extend the effectiveness thereof, under the Code or any other similar laws which may hereafter become applicable. This power, being coupled with an interest, shall be irrevocable so long as this Mortgage is in effect. Mortgagor shall reimburse Mortgagee for any and all costs and expenses incurred by Mortgagee in connection with the filing of any such statements including, without limitation, reasonable attorneys' fees and any such amounts shall constitute sums secured by this Mortgage.

          11. At any time, and from time to time, upon Mortgagee's reasonable request, Mortgagor shall make, execute and deliver or cause to be made, executed and delivered to Mortgagee, any and all other instruments, certificates and other documents as may, in the reasonable opinion of Mortgagee, be necessary or desirable in order to effectuate, complete, perfect or to continue and preserve the obligations of Mortgagor under the Agreement and the Second Lien Documents. Upon any failure by Mortgagor to so do, Mortgagee may make, execute and record any and all such instruments, certificates and documents for and in the name of Mortgagor and Mortgagor hereby irrevocably appoints Mortgagee the agent and attorney-in-fact of Mortgagor to do so. Mortgagor will reimburse Mortgagee for any sums expended by Mortgagee in making, executing and recording any such instruments, certificates and documents and any such amounts shall constitute sums secured by this Mortgage.

          12. (a) If Mortgagor shall fail to pay any interest or amortization on the First Note, or any real estate tax, assessment, or other government levy or change or any imposition, or to make any other payment required to be paid by Mortgagor under the First Mortgage at the time and in the manner provided, or if Mortgagor shall fail to perform or observe any other term, covenant, condition or liability required to be performed or observed by Mortgagor under the

First Mortgage, without limiting the generality of any other provision of this Mortgage and without waiving or releasing Mortgagor from any of its liabilities, and provided all applicable notice and cure periods shall have expired such that an Event of Default shall exist hereunder, Mortgagee shall have the right, but shall be under no obligation to pay any such interest, amortization, tax, assessment, levy, charge, imposition, or other payment, and may perform any other act or take such action as may be appropriate to cause such other term, covenant, condition, or liability to be promptly performed or observed on behalf of Mortgagor, to the end that Mortgagor's rights, in, to and under the First Mortgage shall be kept unimpaired and free from default, and Mortgagor shall permit Mortgagee to enter upon Secured Property with or without notice and to do anything thereon or thereto which Mortgagee shall deem necessary or prudent for such purpose of curing such default.

          (b) If Mortgagee shall make any payment or perform any act or take action in accordance with this paragraph 12, Mortgagee, within sixty (60) days thereafter, will give to Mortgagor written notice of the making of any such payment, the performance of any such act or the taking of any such action. All monies expended by Mortgagee in connection therewith (including, but not limited to, legal expenses including reasonable attorneys' fees and disbursements), together with interest thereon at the highest lawful rate from the date of such expenditure, shall be paid by Mortgagor to Mortgagee forthwith upon demand by Mortgagee, and shall be secured by this Mortgage.

          (c) If the holder of the First Mortgage shall deliver to Mortgagee a duplicate copy of any notice given to Mortgagor under the First Mortgage, such notice may be relied upon by Mortgagee and shall constitute full protection to Mortgagee for any action take or omitted to be taken by Mortgagee, in good faith, in reliance thereon.

          13. The mailing of a written notice or demand addressed to the owner of record of the Secured Property, or directed to the said owner at the last address actually furnished to Mortgagee, or directed to said owner at the Secured Property, and mailed by the United States mails, shall be sufficient notice and demand in any case arising under this Mortgage and required by the provisions hereof or by law.

          14. Mortgagor will pay or reimburse Mortgagee for all reasonable attorney's fees, costs and expenses incurred by Mortgagee in any proceedings involving the estate of a decedent or an insolvent, or in any action, legal proceeding or dispute of any kind in which Mortgagee is made a party, or appears as party plaintiff defendant, affecting the

Secured Property, including but not limited to, any foreclosure under this Mortgage, any condemnation action involving the Secured Property or any action to protect the security hereof or upon the reasonable concern of Mortgagee with the condition of the Secured Property, and any such amounts paid by Mortgagee shall be secured by this Mortgage. If this Mortgage is referred to attorneys for collection, foreclosure or for any other remedial action, Mortgagor shall pay all expenses incurred by Mortgagee, including reasonable attorneys' fees, interest, all costs of collection, litigation costs, and costs (which may be estimated as to items to be expensed after entry of the decree) of procuring title insurance policies, whether or not obtained, and similar assurance with respect to title and value as Mortgagee may deem reasonably necessary together with all statutory costs, with or without the institution of an action or proceeding. All such sums shall be deemed to be secured by this Mortgage.

          15. The occurrence of any of the following events which is not cured within any applicable grace period shall be deemed an "Event of Default" (and herein so called) under this Mortgage:

               (i)  The occurrence of a Default under the Agreement;

              (ii)  Should any suit be commenced to foreclose the First
          Mortgage;

             (iii) If Mortgagor fails to repay Mortgagee within thirty (30) days after written demand any amount which Mortgagee may have paid on the First Mortgage, together with interest thereon at the highest lawful rate, pursuant and subject to the provisions of paragraph 12 hereof.

          16. Upon the occurrence and continuance of an Event of Default hereunder, Mortgagee may foreclose this Mortgage. Notwithstanding anything to the contrary set forth in this Mortgage, the Agreement or any other Second Lien Document, Mortgagee shall not have the right to foreclose the lien of this Mortgage unless an Event of Default shall have occurred.

          17. The unenforceability or invalidity of any provision or provisions of this Mortgage as to any persons or circumstances shall not render that provision or those provisions unenforceable or invalid as to any other persons or circumstances, and all provisions hereof, in all other respects, shall remain valid and enforceable.

          18. The covenants herein contained shall bind, and the benefits and advantages shall inure to, the respective successors and assigns of the parties hereto. Whenever used, the singular number shall include the plural, the plural the singular, and the use of any gender shall include all genders.

          19. (a) Mortgagee shall not have the right to disapprove or otherwise impede a Transfer of Physical Assets (as defined in the Regulatory Agreement as defined in the Agreement) that has been approved by the Coinsuring Lender or HUD to protect the interests of HUD's insurance funds.

          (b) The parties hereby agree and acknowledge (i) that no breach of any of the obligations under this Mortgage shall constitute a default under the First Mortgage or the First Note, nor serve as the basis for a claim under the Coinsurance Coverage (as defined in the Agreement and herein referred to as the "Coinsurance Contract") unless and to the extent that such obligation is also contained in the First Mortgage, (ii) that this Mortgage is in all respects subject to and subordinate to the First Note, First Mortgage and the Regulatory Agreement, and the rights and powers of Mortgagee are subordinate to the rights and powers of the Coinsuring Lender under those documents, and so long as the Coinsurance Contract is in force, the provisions of such documents and of applicable HUD regulations shall take precedence in the event of any conflict with the provisions of this Mortgage, and (iii) without limiting the generality of the foregoing subparagraphs, Mortgagor shall not be required to pay any amounts pursuant to this Mortgage except from Surplus Cash (as defined in the Regulatory Agreement) available for distribution under the Regulatory Agreement or other sources whose use is not restricted by HUD for as long as the Coinsurance Contract is in force. So long as the Coinsurance Contract is in effect, nothing contained herein shall be deemed to create or constitute an assignment of rents, or a security interest in the proceeds of the Loan from Mortgagor to the Coinsuring Lender or a security interest in any account of the Secured Property or in any reserve or other reserve or deposit required by Coinsuring Lender or HUD in connection with the Loan.

          (c) For as long as the Coinsurance Contract is in effect, the lien of this Mortgage shall automatically terminate upon either Coinsuring Lender (or its designee) or HUD acquiring title to the Secured Property by a deed in lieu of foreclosure of the First Mortgage.

          (d) For as long as the Coinsurance Contract is in effect, acquisition of title to the Secured Property by Mortgagee or by any third party, by either foreclosure or deed in lieu of foreclosure, shall be subject to all applicable requirements of HUD relating to Transfer of Physical Assets. Any advertisement relating to foreclosure of this Mortgage shall state that the sale of the Property to any purchaser who proposes to take title subject to the First Mortgage is subject to HUD's TPA requirements, and that HUD will assume no liability in connection with any proposed sale if TPA approval is not granted.

          (e) For as long as the Coinsurance Contract is in effect, if a receiver is appointed as provided hereinafter or if Mortgagee becomes a Mortgagee-in-possession, no rents or other income of the Property collected by the receiver or Mortgagee-in-possession, other than Surplus Cash available for distribution under the Regulatory Agreement, shall be used to pay the obligations, or other charges under this Mortgage, and the receiver or Mortgagee-in-possession shall operate the Project in accordance with the provisions of the Regulatory Agreement and the First Mortgage.

          (f) Nothing herein is intended to alter or conflict with the terms, conditions and provisions of the HUD regulations, handbooks, administrative requirements and Mortgagee notices in effect at the time of initial endorsement of the First Note, or the documents required to be executed by Mortgagor in connection with initial endorsement of the First Note, and to the extent that they do so, the HUD regulations, handbooks, administrative requirements, Mortgagee notices and documents shall control and this Mortgage shall be amended or deemed amended so as not to alter or conflict with the aforesaid regulations, notices or documents.

          (g) The provisions of this paragraph 19 shall automatically terminate and be void and of no further force and effect upon termination of the Coinsurance Contract with HUD with respect to the First Note.

          20. It is the intention of Mortgagor and Mortgagee to conform strictly to the usury laws now or hereafter in force in the State of Florida and any interest payable under the Agreement, this Mortgage, and/or any of the other Second Lien Documents executed by Mortgagor, to the extent that any sums secured hereby or the advancing of such sums by Mortgagee shall not be exempt from such laws, shall be subject to reduction to the amount not in excess of the maximum non-usurious amount allowed under the usury laws of Florida as now or hereafter construed by the courts having jurisdiction over such matters. The aggregate of all interest (whether designated as interest, service charges, points or otherwise) contracted for, chargeable, or receivable under the Agreement, this Mortgage or any other document executed in connection with this transaction shall under no circumstances exceed the maximum legal rates. In the event such interest does exceed the maximum legal rate, it shall be deemed a mistake and such excess shall be canceled automatically and if theretofore paid, rebated to Mortgagor or credited on the principal amount of any sums secured hereby, or if such sums have been repaid, then such excess shall be rebated to Mortgagor.

          21. The execution and delivery of this Mortgage is not intended to be and shall not alter or affect the priority of the lien and encumbrance of the Original Subordinated Mortgage, which lien and encumbrance shall retain the same second priority position as existed when originally filed for record in the Public Records of Hillsborough County, Florida subordinate only to the First Mortgage.

          22. This Mortgage may be executed in two or more counterparts, each of which shall constitute an original, but which, when taken together, shall constitute but one instrument.

          23. Notwithstanding, however, any other provision contained herein or in the Agreement or any Second Lien Document, it is agreed that in the event of a default, the Mortgagee shall look solely to the Secured Property and to the rents, issues and profits thereof in satisfaction of the obligations secured hereby and will not seek or obtain my deficiency or personal judgment against Mortgagor except such judgment or decree as may be necessary to foreclose and bar its interest in the subject to this Mortgage and all other property mortgaged, pledged, conveyed or assigned to secure Mortgagor's obligations under the Agreement; provided that nothing in this condition and no action so taken shall operate to impair the lien and security interest of this Mortgage. This provision shall be inapplicable and Mortgagor shall be personally liable in the event of any fraud of Mortgagor.


                         [SIGNATURES ON FOLLOWING PAGE]

          IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Subordinated Mortgage and Security Agreement as of the date first above written, and such Amended and Restate Subordinated Mortgage shall be effective as of such date.

WITNESSES:                         MORTGAGOR:

                                        RICHLAND PROPERTIES, INC.
                                        a Delaware corporation

/s/ Patricia Anderson              By: /s/ Vahe M. Melkonian
------------------------------        --------------------------------
Name: Patricia Anderson                 Name: Vahe M. Melkonian
     -------------------------               -------------------------
/s/ Douglas Flair                       Title: Vice President
------------------------------                ------------------------
Name: Douglas Flair
     -------------------------


WITNESSES:                         MORTGAGEE:


                                   NYLIFE GOVERNMENT MORTGAGE PLUS
------------------------------     LIMITED PARTNERSHIP
Name:                              a Massachusetts limited partnership
     -------------------------
                                   By:  NYLIFE REALTY, INC., general partner
/s/ Yvonne M. Reynolds
-------------------------------    By: /s/ Kevin M. Micucci
Name: Yvonne M. Reynolds            --------------------------------
     --------------------------         Name: Kevin M. Micucci
                                             -----------------------
                                        Title: Vice President
                                              ----------------------


                 [ACKNOWLEDGMENTS CONTAINED ON FOLLOWING PAGES]

STATE OF NEW YORK  }
                   }
COUNTY OF NEW YORK }


     I hereby certify that on this 30 day of January, 1995, before me, the subscriber, a notary public in and for the jurisdiction aforesaid, personally appeared Kevin M. Micucci oF NYLIFE REALTY, INC., being personally known to me (or who produced ___________ as identification) the person who executed the foregoing instrument in his or her capacity described above and did acknowledge the foregoing instrument to be his or her act and deed in the capacity aforesaid.

     Witness my hand and official seal this 30 day of January 1995.


                                                  /s/ Barbara A. Curci
                                                  --------------------
                                                         Notary Public

                                                        [SEAL]

My Commission Expires:                              [NOTARY STAMP]
      12/15/96
----------------------

STATE OF FLORIDA       }
                       }
COUNTY OF HILLSBOROUGH }


     I hereby certify that on this 31 day of Jan, before me, the subscriber, a notary public in and for the jurisdiction aforesaid, personally appeared Vahe Melkonian of Richland Properties being personally known to me (or who produced ____________ as identification) the person who executed the foregoing instrument in his or her capacity described above and did acknowledge the foregoing instrument to be his or her act and deed in the capacity aforesaid.

     Witness my hand and official seal this 31 day of Jan, 1995.

                                   /s/ Sherry Logsdon
                                   -------------------------
                                   Notary Public

                                        [SEAL]

My Commission Expires:              [NOTARY STAMP]

----------------------

                                   SCHEDULE A

Parcel 22B, Hunter's Green, according to the map or plat thereof, recorded in Plat Book 69, Page 5, of the Public Records of Hillsborough County, Florida; together with the right, title and interest of Mortgagor and in to the perpetual nonexclusive easements described in Section 1 of Article VI of the Declarations of Covenants, Conditions and Restrictions of Hunter's Green, as recorded in O.R. Book 5243, Page 1979, ET SEQ., Public Records of Hillsborough County, Florida; together with the right, title and interest of Mortgagor in nonexclusive of rights of ingress and egress in and to "TRACT A" of HUNTER'S GREEN PHASE 1, according to the Plat thereof as recorded in Plat Book 64, Page 16, of the Public Records of Hillsborough County, Florida.

?????

                                   SCHEDULE B

                        DESCRIPTION OF PERSONAL PROPERTY

1. All materials now owned or hereafter acquired by the Debtor and intended for construction, reconstruction, alteration and repair of any building, structure or improvement now or hereafter erected or placed on the property described in Exhibit "A" (the "Property"), all of which materials shall be deemed to be included within the Project immediately upon the delivery thereof to the Project.

2. All of the walks, fences, shrubbery, driveways, fixtures, machinery, apparatus, equipment, fittings, and other goods and other personal property of every kind and description whatsoever, now owned or hereinafter acquired by the Debtor and attached to or contained in and used or usable in connection with any present or future operation of the Project, including, by way of example rather than of limitation, all lighting, laundry, incinerating and power equipment; all engines, boilers, machines, motors, furnaces, compressors and transformers; all generating equipment; all pumps, tanks, ducts, conduits, wire, switches, electrical equipment and fixtures, fans and switchboards; all telephone equipment; all piping, tubing, plumbing equipment and fixtures; all heating, refrigeration, air conditioning, cooling, ventilating, sprinkling, water, power and communications equipment, systems and apparatus; all water coolers and water heaters; all fire prevention, alarm and extinguishing systems and apparatus; all cleaning equipment; all lift, elevator and escalator equipment and apparatus; all partitions, shades, blinds, awnings, screens, screen doors, storm doors, exterior and interior signs, gas fixtures, stoves, ovens, refrigerators, garbage disposals, dishwashers, cabinets, mirrors, mantles, floor coverings, carpets, rugs, draperies and other furnishings and furniture installed or to be installed or used or usable in the operation of any part of the Project or facilities erected or to be erected in or upon the Property; and every renewal or replacement thereof or articles in substitution therefor, whether or not the same are now or hereafter attached to the Property in any manner; all except for any right, title or interest therein owned by any tenant (it being agreed that all personal property owned by the Debtor and placed by it on the Property shall, so far as permitted by law, be deemed to be affixed to the Property, appropriated to its use, and covered by the each of the Security Documents to which this Exhibit is attached).

3. All of the Debtor's rights, title and interests in and to any and all judgments, awards of damages (including but not limited to severance and consequential damages), payments, proceeds, settlements or other compensation (collectively, the "Awards") heretofore or hereafter made, including interest thereon, and the right to receive the same, as a result of, in connection with, or in lieu of (i) any taking of the Property or any part thereof by the exercise of the power of condemnation or eminent domain, or the police power, (ii) any change or alteration of the grade of any street, or (iii) any other injury or decrease in the value of the Property or any part thereof (including but not limited to destruction or decrease in value by fire or other casualty), all of which Awards, rights therein and shares therein are hereby assigned to the Secured Party, who is hereby authorized to collect and receive the proceeds thereof and to give property receipts and acquittances therefor and to apply, at its option, the net proceeds thereof, after deducting expenses of collection, as a credit upon any portion, as selected by the Secured Party, of the indebtedness secured by the Security Documents.

4. All of the Debtor's right, title and interest in and to any and all payments, proceeds, settlements or other compensation heretofore or hereafter made, including any interest thereon, and the right to receive the same from any and all insurance policies covering the Property or any portion thereof, or any of the other property described herein.

5. The interest of the Debtor in and to all of the rents, royalties, issues, profits, revenues, income and other benefits of the Property, or arising from the use or enjoyment of all or any portion thereof, or from any lease or agreement pertaining thereto, and all right, title and interest of the Debtor in and to, and remedies under, all contract rights, accounts receivable and general intangibles arising out of or in connection with any and all leases and subleases of the Property, or any part thereof, and of the other property described herein, or any part thereof, both now in existence or hereafter entered into, together with all proceeds (cash and non-cash) thereof; and including, without limitation, all cash or securities deposited thereunder to secure performance by the lessees of their obligations thereunder.

6. All of the Debtor's rights, options, powers and privileges in and to (but not the Debtor's obligations and burdens under) any construction contract, architectural and engineering agreements and management contract pertaining to the construction, development, ownership, equipping and management of the Property and all of the Debtor's right, title and interest in and to (but not the Debtor's obligations and burdens under) all architectural, engineering and similar plans, specifications, drawings, reports, surveys, plats, permits and the like, contracts for construction, operation and maintenance of, or provision of services to, the Property or any of the other property described herein, and all sewer taps and allocations, agreements for utilities, bonds and the like, all relating to the Property.

7. All intangible personal property, accounts, licenses, permits, instruments, contract rights, and chattel paper of the Debtor, including but not limited to cash; accounts receivable; bank accounts; certificates of deposit; securities; promissory notes; rents; rights (if any) to amounts held in escrow; insurance proceeds; condemnation rights; deposits; judgments, liens and causes of action; warranties and guarantees.

8. The interest of the Debtor in any cash escrow fund and in any and all funds, securities, instruments, documents and other property which are at any time paid to, deposited with, under the control of, or in the possession of the Secured Party, or any of its agents, branches, affiliates, correspondents or others acting on its behalf, which rights shall be in addition to any right of set-off or right of lien that the Secured Party may otherwise enjoy under applicable law, regardless of whether the same arose out of or relates in any way, whether directly or indirectly, to the Project located upon the Property.

9. The interest of the Debtor in and to any and all funds created or established and held by the Trustee pursuant to any indenture of trust or similar instrument authorizing the issuance of bonds or notes for the purpose of financing the Project located upon the Property.

10. Any collateral provided by the Debtor or for its account to each and every issuer of a letter of credit, subject to the prior claim of the issuer of any such letter of credit to such collateral.

11. All inventory, including raw materials, components, work-in-process, finished merchandise and packing and shipping materials.

12. Proceeds, products, returns, additions, accessions and substitutions of and to any or all of the above.

13. Any of the above arising or acquired by the Debtor or to which the Debtor may have a legal or beneficial interest in on the date hereof and at any time in the future.

14. Any of the above which may become fixtures by virtue of attachment to Property.

15. All of the records and books of account now or hereafter maintained by or on behalf of the Debtor in connection with the Project.

16. All names now or hereafter used in connection with the Project and the goodwill associated therewith.

                                   Schedule C
                             PERMITTED ENCUMBRANCES
                                  (Page 1 of 2)


   1. Taxes for the year 1995 and any taxes and assessments levied or assessed subsequent to the date hereof.

   2. Covenants, restrictions, easements and other matters as denoted on the plat of Hunter's Green, Parcel 22B recorded in Plat Book 69, Page 5.

   3. Easement in favor of Tampa Electric Company by instrument recorded in O.R. Book 6215, Page 443.

   4. Easement in favor of GTE Florida by instrument recorded in O.R. Book 6265, Page 1604.

   5. Restrictions as recited in Warranty Deed recorded in O.R. Book 6153, Page 205.

   6. Easement in favor of Hunter's Green Community Association, Inc., a Florida corporation, by instrument recorded in O.R. Book 6231, Page 1502.

   7. Cable Television Installation and Wiring Agreement executed by and between Highland Oaks Associates, a Florida limited partnership and Cable TV Fund 12-BCD Venture, a Colorado Joint Venture, dated April 25, 1991, recorded in O.R. Book 6295, Page 515.

   8. Instrument recorded in O.R. Book 5243, Page 1979 and the First Amendment thereto recorded in O.R. Book 6722, Page 1059.

   9. Development Order executed by and between Markborough Florida, Inc., and the Representatives of the City of Tampa, the Tampa Bay Regional Planning Council, recorded in O.R. Book 5128, Page 1848, together with the First Amendment recorded in O.R. Book 5358, Page 1856, the Second Amendment recorded in O.R. Book 6776, Page 1377, the Third Amendment recorded in O.R. Book 6935, Page 1724, the Fourth Amendment recorded in O.R. Book 7259, Page 769 and the Fifth Amendment recorded in O.R. Book 7455, Page 366.

   10. Parties in possession under unrecorded residential leases of one year or less as tenants only.

   11. The following matters shown on a survey of the premises prepared by Heidt & Associates, Inc., first dated February 28, 1992, and bearing Order No. SIP-HG-014:

   a. E.P.C.H.C. Westland Line and 30 foot wetland setback.

   b. Encroachment of 9.3' X 9.3' concrete storm structure and concrete headwall mitered end sections.

                                   Schedule C
                             PERMITTED ENCUMBRANCES
                                  (Page 2 of 2)


   12. Terms and Conditions of that certain Agreement for Sale and Purchase of Land dated and recorded December 13, 1990, by and between Markborough Florida, Inc., a Florida corporation and H.O. Associates, Ltd., a Florida limited partnership, a memorandum of which is recorded in O.R. Book 6153, Page 207, as amended by Termination of Agreement and Amendment to Memorandum of Agreement recorded contemporaneously herewith.

   13. Mortgage executed by H.O. Associates, Ltd. to Related Mortgage Corporation, dated and recorded December 13, 1990, in O.R. Book 6153, Page 212, given to secure the original principal amount of $13,154,200.00, as modified by Modification of Mortgage recorded prior hereto and further modified by Modification of Mortgage and Mortgage Note and Mortgage recorded contemporaneously herewith and further modified by Agreement of Release and Assumption of Mortgage Note and Mortgage between H.O. Associates, Ltd., Related Mortgage Corporation and Richland Properties, Inc. recorded contemporaneously herewith.

   14. Assignment of Rents and Leases executed by H.O. Associates, Ltd. to Related Mortgage Corporation, dated and recorded December 13, 1990, in O.R. Book 6153, Page 231, as modified by Modification of Collateral Assignment of Rents and Leases recorded contemporaneously herewith and further modified by Agreement of Release and Assumption of Mortgage Note and Mortgage between H.O. Associates, Ltd., Related Mortgage Corporation and Richland Properties, Inc. recorded contemporaneously herewith.

   15. Regulatory Agreement for Multifamily Housing Projects Coinsured by HUD between Related Mortgage Corporation and Richland Properties, Inc., recorded contemporaneously herewith.

NOTE: All recording references are to the Public Records of Hillsborough County, Florida.

PREPARED BY AND
AFTER RECORDING RETURN TO:
Ballard, Spahr, Andrews & Ingersoll
555 13th N.W., Suite 900 East
Washington, D.C. 20004
Attention:  Allan R. Winn


                   AMENDED AND RESTATED SUBORDINATED MORTGAGE
                             AND SECURITY AGREEMENT

          THIS AMENDED AND RESTATED SUBORDINATED MORTGAGE AND SECURITY AGREEMENT (this "Mortgage") made as of the 31st day of January, 1995, by RICHLAND PROPERTIES, INC., a Delaware corporation having its principal place of business at c/o Newco Management Company, 6320 Canoga Avenue, Suite 1430, Woodland Hills, CA 91367-2591 ("Mortgagor") to NYLIFE GOVERNMENT MORTGAGE PLUS LIMITED PARTNERSHIP, a Massachusetts limited partnership having an address at c/o NYLife Realty, Inc., 51 Madison Avenue, New York, New York 10010 ("Mortgagee").




                                    PREAMBLE:

          A. On January 13, 1990, Mortgagee entered into an Additional Interest Agreement (the "Original Agreement") with H.O. Associates, Ltd. ("Original

-------------------------------------------------------------------------------

    NOTE TO CLERK: THIS INSTRUMENT SECURES THE RIGHT OF MORTGAGEE TO ACCELERATE THE MATURITY OF A SEPARATE LOAN SECURED BY A MORTGAGE RECORDED AT OFFICIALS RECORD BOOK 6153, PAGE 212 OF HILLSBOROUGH COUNTY PUBLIC RECORDS, AS AMENDED, ON WHICH DOCUMENTARY STAMP AND INTANGIBLE TAXES
    HAVE BEEN PAID, WHICH RIGHT HAS NO ASCERTAINABLE VALUE, ACCORDINGLY, NO DOCUMENTARY STAMPS ARE BEING PAID UPON THE FILING OF THIS MORTGAGE.

Mortgagor") with respect to a property located in Tampa, Florida more particularly described in Schedule A (the "Land") and a multifamily housing project to be constructed on the Land (the Land and such project being collectively referred to as the "Project").

          B. Payment and performance by Original Mortgagor to Mortgagee of the obligations of the Original Mortgagor under the terms of the Original Agreement was secured by, among other things, a Subordinated Mortgage recorded May 15, 1992 in O.R. Book 6612 at Page 403 in the Public Records of Hillsborough County, Florida (the "Original Subordinated Mortgage").

          C. Original Mortgagor constructed the Project through a construction and permanent mortgage loan in the principal amount of $13,154,200.00 (the "Loan") made to the Original Mortgagor by Related Mortgage Corporation (the "Coinsuring Lender").

          D. The Loan was evidenced by a Mortgage Note (the "Original Note") executed by Original Mortgagor in favor of the Coinsuring Lender, which Original Note was (i) secured by a first lien Mortgage (the "Original Mortgage") on the Project, which Original Mortgage was recorded prior to the Original Subordinated Mortgage and (ii) coinsured by the United States Department of Housing and Urban Development ("HUD") under Section 221(d)(4) pursuant to Section 244 of the National Housing Act, as amended.

          E. The Coinsuring Lender financed the Loan through the issuance by the Coinsuring Lender of fully-modified Mortgage-backed pass-through construction loan certificates ("CLCs") guaranteed as to the timely payment of principal and interest by the Government National Mortgage Association ("GNMA") and, upon the redemption of such CLCS, a fully-modified Mortgage-backed pass-through permanent loan certificate ("PLC") guaranteed as to the timely payment of principal and interest by the GNMA, which PLC was backed by the Loan (the CLCs and PLC are sometimes hereinafter referred to as the "Original GNMA Certificates").

          F. Coinsuring Lender obtained funding for the Loan through the issuance of the Original GNMA Certificates to Mortgagee. The interest rate on the Original Note and, correspondingly, on the Onginal GNMA Certificates, were at rates below those for comparable loans advanced and comparable securities issued, at the time the Original Note was made.

          G. To induce the Coinsuring Lender to issue the Original GNMA Certificates at a rate below those available in the market for GNMA securities at the time of their issuance and to induce Mortgagee to acquire said Original GNMA Certificates at that below-market rate, Original Mortgagor agreed to provide to Mortgagee certain other additional interest not set forth in the Original Note or Original Mortgage as provided in the Original Agreement.

          H. Mortgagee has agreed to accept certain sums payable out of the proceeds of the sale of the Project to Mortgagor and the performance by Original Mortgagor of certain other undertakings in satisfaction of all obligations of Original Mortgagor, including the payment of Additional Interest as defined under and to be paid pursuant to the Original Agreement.

          I. Mortgagor has agreed to purchase the Project from Original Mortgagor upon certain conditions including, but not limited to, the condition that the Loan be modified to reduce the interest rate to 7.875% per annum.

          J. Original Mortgagor and Coinsuring Lender have agreed to modify the Original Note and the Original Mortgage pursuant to, among other things, a certain Modification of Mortgage Note and a certain Modification of Mortgage of even date herewith and Mortgagor has agreed to assume the Loan as so modified. The Original Note, as modified by the Modification of Mortgage Note dated of even date herewith, is hereinafter referred to as the "First Note", and the Original Mortgage, as modified by the Modification of Mortgage dated of even date herewith and recorded prior to recordation of this Mortgage, is hereinafter referred to as the "First Mortgage".

          K. Modification of the Loan requires the agreement of Mortgagee to the reduction in interest rate and other modifications and the agreement of Mortgagee to relinquish the Original GNMA Certificates and accept in substitution therefor a new GNMA Mortgage backed security bearing interest at the rate of 7.625% per annum (the "New GNMA Certificate").

          L. Mortgagee has further agreed to the reduction of the interest rate on the Loan and other modifications and the substitution of the New GNMA Certificate for the Original GNMA Certificates in express reliance upon and in consideration of the right of Mortgagee to call the Loan due and payable in ten
(10) years and the covenants and
undertakings of Mortgagor contained in the Amended and Restated Agreemcnt between Mortgagor and Mortgagee of even date herewith (the "Agreement") which amends and restates the Original Agreement in its entirety.

          M. Mortgagor and Mortgagee desire to amend and restate the terms of the Original Subordinated Mortgage to, among other things, (i) amend and restate the Original Subordinated Mortgage in its entirety as herein provided and (ii) confirm that this Mortgage secures the obligations of Mortgagor and rights of Mortgagee under the Agreement.

          NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby amend and restate the Original Subordinated Mortgage in its entirety as follows:

          WITNESSETH, that for divers good and valuable considerations Mortgagor does hereby grant, bargain, sell, alien, remise, release, convey and confirm unto Mortgagee, its successors and assigns forever, the Land situated in the County of Hillsborough and State of Florida, described in Schedule A attached hereto as a part hereof.

          TOGETHER with the property described in Schedule B attached hereto as part hereof; and

          TOGETHER with all buildings and improvements of every kind and description now or hereafter erected or placed thereon, and all fixtures, including but not limited to all gas and electric fixtures, engines and machinery, radiators, heaters, furnaces, heating, incinerating, laundry, and air-conditioning equipment, steam and hot-water boilers, stoves, ranges, elevators and motors, bathtubs, sinks, water closets, basins, pipes, faucets and other plumbing and heating fixtures, mantels, refrigerating plant and refrigerators, whether mechanical or otherwise, cooking apparatus and appurtenances, furniture, shades, awnings, screens, blinds and other furnishings; and

          TOGETHER with all building materials and equipment now or hereafter delivered to said premises and intended to be installed therein; and

          TOGETHER with all rents, issues, proceeds, and profits accruing and to accrue from said premises, all of which are included within the foregoing description and the habendum thereof, also all articles of personal property now or hereafter attached to or used in and about the building or buildings now erected or hereafter to be erected on the Land which are necessary to the complete and comfortable use and occupancy of such building or buildings for the purposes for which they were or are to be erected, including all goods, chattels, and personal property as are ever used or furnished in operating a building, or the activities conducted therein, similar to the one herein described and referred to, and all renewals or replacements thereof or articles in substitution therefor, whether or not the same are or shall be attached to said building or buildings in any manner.

          The property described in Schedules A and B to this Mortgage and the foregoing granting clauses is collectively referred to herein as the "Secured Property".

          TO HAVE AND TO HOLD the same, together with all and singular the tenements, hereditaments, and appurtenances thereunto belonging or in anywise appertaining, and the reversion and reversions, remainder or remainders, rents, issues, and profits thereof, and also all the estate, right, title, interest, homestead, dower and right of dower, separate estate, possession, claim, and demand whatsoever, as well in law as in equity, of Mortgagor in and to the same, and every part thereof, with the appurtenances, and every part and parcel thereof unto Mortgagee in fee simple, subject, however to the matters described in Schedule C attached hereto and incorporated herein by reference (the "Permitted Exceptions").

          Mortgagor hereby covenants with Mortgagee, that it is indefensibly seized of said Land in fee simple; that it has full power and lawful right to convey the same in fee simple as aforesaid; that it shall be lawful for Mortgagee at all times peaceably and quietly to enter upon, hold, occupy, and enjoy said Land, and every part thereof; that the Land is and will remain free from all encumbrances, except for the Permitted Exceptions; that Mortgagor will make such further assurances to prove the fee simple title to said Land in Mortgagee as may be reasonably required; and that Mortgagor does hereby fully warrant the title to said Land, and every part thereof, except for the Permitted Exceptions, and will defend the same against the lawful claims of all persons whomsoever, except those clairning under the Permitted Exceptions.

          Mortgagor is obligated to Mortgagee under the terms of that certain Agreement described in the recitals to this Mortgage and all of its terms are incorporated herein by reference. This Mortgage secures performance of all obligations and liabilities of Mortgagor under the Agreement, and any modifications or extensions thereof, and under any other document or instrument contemporaneously therewith or hereafter executed by or on behalf of Mortgagor securing, evidencing or relating to the Agreement (collectively, the "Second Lien Documents"), including, without limitation, this Mortgage, as the same may be modified or supplemented from time to time, including all sums, amounts and expenses which Mortgagee may advance, readvance, pay or incur under or in connection with the Second Lien Documents.

          PROVIDED ALWAYS, and these presents are on this express condition, that these presents and the estate hereby granted shall cease, determine, and be absolutely null and void, upon termination of the Agreement.

          Mortgagor further covenants and agrees as follows:

          1. The recitals to this Mortgage are incorporated herein by reference and made a part hereof for all purposes.

          2. Mortgagor will perform its obligations under the Agreement at the times and in the manner provided therein.

          3. Mortgagor will not permit or suffer the use of any of the Secured Property for any purpose other than the use for which the same was intended at the time this Mortgage was executed.

          4. All rents, profits and income from the property covered by this Mortgage are hereby assigned to Mortgagee for the purpose of discharging the obligations hereby secured. Permission is hereby given to Mortgagor so long as no Event of Default (as hereinafter defined) exists hereunder, to collect such rents, profits and income. Upon an Event of Default hereunder Mortgagee shall be entitled to the appointment of a receiver by any court having jurisdiction, without notice, to take possession and protect the Secured Property and operate same and collect the rents, profits and income therefrom.

          5. Mortgagor will permit, commit, or suffer no waste, impairment, or deterioration of the Secured Property or any part thereof; and in the event of the failure of Mortgagor to keep the buildings on said Land, or improvements thereon, in good repair, Mortgagee may make such repairs as in its discretion it may deem necessary for the proper preservation thereof, and the full amount of each and every such payment shall be secured by the lien of this Mortgage.

          6. Mortgagor will pay all and singular the costs, charges and expenses, including reasonable attorney's fees, and costs of abstracts of title, incurred or paid at any time by Mortgagee because of the failure on the part of Mortgagor promptly and fully to perform the agreements and covenants of the Agreement and this Mortgage, and said costs, charges, and expenses shall be secured by the lien of this Mortgage.

          7 . Mortgagor will give immediate notice by mail to Mortgagee of any fire damage or other casualty to the Secured Property, or of any conveyance, transfer, or change of ownership of the Land.

          8. (a) For purposes of this paragraph 8, the term "Environmental
Laws" shall mean and include the Resource Conservation and Recovery Act, as amended by the Hazardous and Solid Waste Amendments of 1984, the Comprehensive Environmental Response, Compensation and Liability Act, the Hazardous Materials Transportation Act, the Toxic Substances Control Act, the Federal Insecticide, Fungicide and Rodenticide Act, applicable state and local environmental laws, and the regulations, rules and ordinances adopted and publications promulgated pursuant to said laws and ordinances, as any of the foregoing laws, ordinances, regulations and rules may be amended from time to time hereafter, and any other federal, state or local laws or ordinances, now or hereafter existing, relating to regulation or control of toxic or hazardous substances or materials. For purposes of this paragraph 8, the term "Regulated Substance" shall mean and include substances or materials which are regulated pursuant to any Environmental Laws including but not limited to any such substances or materials which now are or hereafter will be defined or deemed to be "regulated substances," "hazardous waste," "hazardous substances," "hazardous materials," "toxic substances," "pesticides" or any similar or like classification, categorization or designation.

          (b) Mortgagor hereby represents and warrants to Mortgagee and agrees with Mortgagee, with regard to the Secured Property, as follows:

              (i) For so long as Mortgagor has owned or has had any interest in the Secured Property, Mortgagor has not violated any Environmental Laws or used, generated, managed, treated, stored or disposed of on, under or about the Secured Property or transported to or from the Secured Property any Regulated Substance;

             (ii) Mortgagor has no knowledge without independent inquiry that any party who owned the Secured Property prior to Mortgagor's acquisition of the Secured Property has violated any Environmental Laws or used, generated, managed, treated, stored or disposed of on, under or about the Secured Property any Regulated Substance;

             (iii) Mortgagor has no knowledge without independent inquiry that any suit, action or other legal proceeding arising out of or related to any Environmental Laws with respect to the Secured Property is pending or threatened before any court, agency or governmental entity;

              (iv) Mortgagor has not received any written notice of any Environmental Laws;

               (v) For so long as Mortgagor shall own the Secured Property, Mortgagor will manage and operate the Secured Property and will use best efforts to cause each tenant of any portion of the Secured Property to occupy its demised portion of the Secured Property in compliance with all Environmental Laws; and

              (vi) For so long as Mortgagor shall own the Secured Property, Mortgagor shall not install or permit to be installed on the Secured Property any Regulated Substance except de minimus amounts associated with the residential use of the Secured Property which do not constitute material violations of any Environmental Laws.

          (c) Mortgagor hereby agrees to indemnify and hold Mortgagee free and harmless from and against any and all loss, liability, damage and expense, including attorney's fees, suffered or incurred by Mortgagee with respect to the presence of any Regulated Substance affecting the Secured Property.

          (d) Notwithstanding anything to the contrary contained in this Mortgage, a breach of any of Mortgagor's representations, warranties or covenants contained paragraph 8(a) or (b) above shall not constitute a default hereunder unless such breach also constitutes a Default under the Agreement.

          9. Mortgagor will not voluntarily create or permit to be created against the Property any lien or liens inferior or superior to the lien of this Mortgage (except the First Mortgage and other Permitted Exceptions) and further that it will keep and maintain the same free from the claim of all persons supplying labor or materials which will enter into the construction of any and all buildings now being erected or to be erected on said Land.

          10. This Mortgage shall also constitute a security agreement under
Article 9 of the Uniform Commercial Code as enacted in the State of Florida (the "Code") with respect to the personal property described herein. Mortgagor hereby appoints Mortgagee as its attorney-in-fact to execute and file on Mortgagor's behalf, subject to five (5) business days prior notice to Mortgagor, any financing statements, continuation statements or other statements in connection therewith that Mortgagee deems necessary or reasonably advisable to preserve and maintain the priority of the lien hereof, or to extend the effectiveness thereof, under the Code or any other similar laws which may hereafter become applicable. This power, being coupled with an interest, shall be irrevocable so long as this Mortgage is in effect. Mortgagor shall reimburse Mortgagee for any and all costs and expenses incurred by Mortgagee in connection with the filing of any such statements including, without limitation, reasonable attorneys' fees and any such amounts shall constitute sums secured by this Mortgage.

          11. At any time, and from time to time, upon Mortgagee's reasonable request, Mortgagor shall make, execute and deliver or cause to be made, executed and delivered to Mortgagee, any and all other instruments, certificates and other documents as may, in the reasonable opinion of Mortgagee, be necessary or desirable in order to effectuate, complete, perfect or to continue and preserve the obligations of Mortgagor under the Agreement and the Second Lien Documents. Upon any failure by Mortgagor to so do, Mortgagee may make, execute and record any and all such instruments, cenificates and documents for and in the name of Mortgagor and Mortgagor hereby irrevocably appoints Mortgagee the agent and attorney-in-fact of Mortgagor to do so. Mortgagor will reimburse Mortgagee for any sums expended by Mortgagee in making, executing and recording any such instruments, certificates and documents and any such amounts shall constitute sums secured by this Mortgage.

          12. (a) If Mortgagor shall fail to pay any interest or amortization on the First Note, or any real estate tax, assessment, or other government levy or change or any imposition, or to make any other payment required to be paid by Mortgagor under the First Mortgage at the time and in the manner provided, or if Mortgagor shall fail to perform or observe any other term, covenant, condition or liability required to be performed or observed by Mortgagor under the

First Mortgage, without limiting the generality of any other provision of this Mortgage and without waiving or releasing Mortgagor from any of its liabilities, and provided all applicable notice and cure periods shall have expired such that an Event of Default shall exist hereunder, Mortgagee shall have the right, but shall be under no obligation to pay any such interest, amortization, tax, assessment, levy, charge, imposition, or other payment, and may perform any other act or take such action as may be appropriate to cause such other term, covenant, condition, or liability to be promptly performed or observed on behalf of Mortgagor, to the end that Mortgagor's rights, in, to and under the First Mortgage shall be kept unimpaired and free from default, and Mortgagor shall permit Mortgagee to enter upon Secured Property with or without notice and to do anything thereon or thereto which Mortgagee shall deem necessary or prudent for such purpose of curing such default.

          (b) If Mortgagee shall make any payment or perform any act or take action in accordance with this paragraph 12, Mortgagee, within sixty (60) days thereafter, will give to Mortgagor written notice of the making of any such payment, the performance of any such act or the taking of any such action. All monies expended by Mortgagee in connection therewith (including, but not limited to, legal expenses including reasonable attorneys' fees and disbursements), together with interest thereon at the highest lawful rate from the date of such expenditure, shall be paid by Mortgagor to Mortgagee forthwith upon demand by Mortgagee, and shall be secured by this Mortgage.

          (c) If the holder of the First Mortgage shall deliver to Mortgagee a duplicate copy of any notice given to Mortgagor under the First Mortgage, such notice may be relied upon by Mortgagee and shall constitute full protection to Mortgagee for any action taken or omitted to be taken by Mortgagee, in good faith, in reliance thereon.

          13. The mailing of a written notice or demand addressed to the owner of record of the Secured Property, or directed to the said owner at the last address actually furnished to Mortgagee, or directed to said owner at the Secured Property, and mailed by the United States mails, shall be sufficient notice and demand in any case arising under this Mortgage and required by the provisions hereof or by law.

          14. Mortgagor will pay or reimburse Mortgagee for all reasonable attorney's fees, costs and expenses incurred by Mortgagee in any proceedings involving the estate of a decedent or an insolvent, or in any action, legal proceeding or dispute of any kind in which Mortgagee is made a party, or appears as party plaintiff or defendant, affecting the

Secured Property, including but not limited to, any foreclosure under this Mortgage, any condemnation action involving the Secured Property or any action to protect the security hereof or upon the reasonable concern of Mortgagee with the condition of the Secured Property, and any such amounts paid by Mortgagee shall be secured by this Mortgage. If this Mortgage is referred to attorneys for collection, foreclosure or for any other remedial action, Mortgagor shall pay all expenses incurred by Mortgagee, including reasonable attorneys' fees, interest, all costs of collection, litigation costs, and costs (which may be estimated as to items to be expensed after entry of the decree) of procuring title insurance policies, whether or not obtained, and similar assurance with respect to title and value as Mortgagee may deem reasonably necessary together with all statutory costs, with or without the institution of an action or proceeding. All such sums shall be deemed to be secured by this Mortgage.

          15. The occurrence of any of the following events which is not cured within any applicable grace period shall be deemed an "Event of Default" (and herein so called) under this Mortgage:

              (i)  The occurrence of a Default under the Agreement;

             (ii)  Should any suit be commenced to foreclose the First Mortgage;

            (iii) If Mortgagor fails to repay Mortgagee within thirty (30) days after written demand any amount which Mortgagee may have paid on the First Mortgage, together with interest thereon at the highest lawful rate, pursuant and subject to the provisions of paragraph 12 hereof.

          16. Upon the occurrence and continuance of an Event of Default hereunder, Mortgagee may foreclose this Mortgage. Notwithstanding anything to the contrary set forth in this Mortgage, the Agreement or any other Second Lien Document, Mortgagee shall not have the right to foreclose the lien of this Mortgage unless an Event of Default shall have occurred.

          17. The unenforceability or invalidity of any provision or provisions of this Mortgage as to any persons or circumstances shall not render that provision or those provisions unenforceable or invalid as to any other persons or circumstances, and all provisions hereof, in all other respects, shall remain valid and enforceable.

          18. The covenants herein contained shall bind, and the benefits and advantages shall inure to, the respective successors and assigns of the parties hereto. Whenever used, the singular number shall include the plural, the plural the singular, and the use of any gender shall include all genders.

          19. (a) Mortgagee shall not have the right to disapprove or otherwise impede a Transfer of Physical Assets (as defined in the Regulatory Agreement as defined in the Agreement) that has been approved by the Coinsuring Lender or HUD to protect the interests of HUD's insurance funds.

          (b) The parties hereby agree and acknowledge (i) that no breach of any of the obligations under this Mortgage shall constitute a default under the First Mortgage or the First Note, nor serve as the basis for a claim under the Coinsurance Coverage (as defined in the Agreement and herein referred to as the "Coinsurance Contract") unless and to the extent that such obligation is also contained in the First Mortgage; (ii) that this Mortgage is in all respects subject to and subordinate to the First Note, First Mortgage and the Regulatory Agreement, and the rights and powers of Mortgagee are subordinate to the rights and powers of the Coinsuring Lender under those documents, and so long as the Coinsurance Contract is in force, the provisions of such documents and of applicable HUD regulations shall take precedence in the event of any conflict with the provisions of this Mortgage, and (iii) without limiting the generality of the foregoing subparagraphs, Mortgagor shall not be required to pay any amounts pursuant to this Mortgage except from Surplus Cash (as defined in the Regulatory Agreement) available for distribution under the Regulatory Agreement or other sources whose use is not restricted by HUD for as long as the Coinsurance Contract is in force. So long as the Coinsurance Contract is in effect, nothing contained herein shall be deemed to create or constitute an assignment of rents, or a security interest in the proceeds of the Loan from Mortgagor to the Coinsuring Lender or a security interest in any account of the Secured Property or in any reserve or other reserve or deposit required by Coinsuring Lender or HUD in connection with the Loan.

          (c) For as long as the Coinsurance Contract is in effect, the lien of this Mortgage shall automatically terminate upon either Coinsuring Lender (or its designee) or HUD acquiring title to the Secured Property by a deed in lieu of foreclosure of the First Mortgage.

          (d) For as long as the Coinsurance Contract is in effect, acquisition of title to the Secured Property by Mortgagee or by any third party, by either foreclosure or deed in lieu of foreclosure, shall be subject to all applicable requirements of HUD relating to Transfer of Physical Assets. Any advertisement relating to foreclosure of this Mortgage shall state that the sale of the Property to any purchaser who proposes to take title subject to the First Mortgage is subject to HUD's TPA requirements, and that HUD will assume no liability in connection with any proposed sale if TPA approval is not granted.

          (e) For as long as the Coinsurance Contract is in effect, if a receiver is appointed as provided hereinafter or if Mortgagee becomes a Mortgagee-in-possession, no rents or other income of the Property collected by the receiver or Mortgagee-in-possession, other than Surplus Cash available for distribution under the Regulatory Agreement, shall be used to pay the obligations, or other charges under this Mortgage, and the receiver or Mortgagee-in-possession shall operate the Project in accordance with the provisions of the Regulatory Agreement and the First Mortgage.

          (f) Nothing herein is intended to alter or conflict with the terms, conditions and provisions of the HUD regulations, handbooks, administrative requirements and Mortgagee notices in effect at the time of initial endorsement of the First Note, or the documents required to be executed by Mortgagor in connection with initial endorsement of the First Note; and to the extent that they do so, the HUD regulations, handbooks, administrative requirements, Mortgagee notices and documents shall control and this Mortgage shall be amended or deemed amended so as not to alter or conflict with the aforesaid regulations, notices or documents.

          (g) The provisions of this paragraph 19 shall automatically terminate and be void and of no further force and effect upon termination of the Coinsurance Contract with HUD with respect to the First Note.

          20. It is the intention of Mortgagor and Mortgagee to conform strictly to the usury laws now or hereafter in force in the State of Florida and any interest payable under the Agreement, this Mortgage, and/or any of the other Second Lien Documents executed by Mortgagor, to the extent that any sums secured hereby or the advancing of such sums by Mortgagee shall not be exempt from such laws, shall be subject to reduction to the amount not in excess of the maximum non-usurious amount allowed under the usury laws of Florida as now or hereafter construed by the courts having jurisdiction over such matters. The aggregate of all interest (whether designated as interest, service charges, points or otherwise) contracted for, chargeable, or receivable under the Agreement, this Mortgage or any other document executed in connection with this transaction shall under no circumstances exceed the maximum legal rates. In the event such interest does exceed the maximum legal rate, it shall be deemed a mistake and such excess shall be canceled automatically and if theretofore paid, rebated to Mortgagor or credited on the principal amount of any sums secured hereby, or if such sums have been repaid, then such excess shall be rebated to Mortgagor.

          21. The execution and delivery of this Mortgage is not intended to be and shall not alter or affect the priority of the lien and encumbrance of the Original Subordinated Mortgage, which lien and encumbrance shall retain the same second priority position as existed when originally filed for record in the Public Records of Hillsborough County, Florida subordinate only to the First Mortgage.

          22. This Mortgage may be executed in two or more counterparts, each of which shall constitute an original, but which, when taken together, shall constitute but one instrument.

          23. Notwithstanding, however, any other provision contained herein or in the Agreement or any Second Lien Document, it is agreed that in the event of a default, the Mortgagee shall look solely to the Secured Property and to the rents, issues and profits thereof in satisfaction of the obligations secured hereby and will not seek or obtain my deficiency or personal judgment against Mortgagor except such judgment or decree as may be necessary to foreclose and bar its interest in the subject to this Mortgage and all other property mortgaged, pledged, conveyed or assigned to secure Mortgagor's obligations under the Agreement; provided that nothing in this condition and no action so taken shall operate to impair the lien and security interest of this Mortgage. This provision shall be inapplicable and Mortgagor shall be personally liable in the event of any fraud of Mortgagor.

                          [SIGNATURES ON FOLLOWING PAGE]

          IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Subordinated Mortgage and Security Agreement as of the date first above written, and such Amended and Restate Subordinated Mortgage shall be effective as of such date.




WITNESSES:                         MORTGAGOR:

                                        RICHLAND PROPERTIES, INC.
                                        a Delaware corporation

/s/ Patricia Anderson              By: /s/ Vahe M. Melkonian
------------------------------        --------------------------------
Name: Patricia Anderson                 Name: Vahe M. Melkonian
      ------------------------               -------------------------
                                        Title: Vice President
/s/ Douglas Flair                             ------------------------
------------------------------
Name: Douglas Flair
     -------------------------


WITNESSES:                         MORTGAGOR:

                                   NYLIFE GOVERNMENT MORTGAGE PLUS
------------------------------     LIMITED PARTNERSHIP
Name:                              a Massachusetts limited partnership
     -------------------------
                                   By: NYLIFE REALTY, INC. general partner

/s/ Yvonne M. Reynolds             By: /s/ Kevin M. Micucci
------------------------------        --------------------------------
Name: Yvonne M. Reynolds                Name: Kevin M. Micucci
                                             -------------------------
                                        Title: Vice President
                                              ------------------------


                 [ACKNOWLEDGMENTS CONTAINED ON FOLLOWING PAGES]

STATE OF NEW YORK  }
                   }
COUNTY OF NEW YORK }


     I hereby certify that on this 30 day of January 1995, before me, the subscriber, a notary public in and for the jurisdiction aforesaid, personally appeared Kevin M. Micucci, of NY Life Realty, Inc., being personally known to me (or who produced _______________ as identification) the person who executed the foregoing instrument in his or her capacity described above and did acknowledge the foregoing instrument to be his or her act and deed in the capacity aforesaid.

     Witness my hand and official seal this 30 day of January 1995.

                                        /s/ Barbara A. Curci
                                        --------------------
                                               Notary Public

                                             [SEAL]

My Commission Expires:                   [NOTARY STAMP]
      12/15/96
----------------------

STATE OF FLORIDA       }
                       }
COUNTY OF HILLSBOROUGH }


     I hereby certify that on this 31 day of Jan., before me, the subscriber, a notary public in and for the jurisdiction aforesaid, personally appeared
Vahe Melkonian, of RICHLAND PROPERTIES, being personally known to me (or who produced _____________ as identification) the person who executed the foregoing instrument in his or her capacity described above and did acknowledge the foregoing instrument to be his or her act and deed in the capacity aforesaid.

     Witness my hand and official seal this 31 day of January, 1995.


                                        /s/ Sherry Logsdon
                                        ------------------
                                        Notary Public

                                             [SEAL]

                                         [NOTARY STAMP]
My Commission Expires:

----------------------

                                    EXHIBIT A


Parcel 22B, Hunter's Green, according to the map or plat thereof, recorded in Plat Book 69, Page 5, of the Public Records of Hillsborough County, Florida; together with the right, title and interest of Mortgagor and in to the perpetual nonexclusive easements described in Section 1 of Article VI of the Declarations of Covenants, Conditions and Restrictions of Hunter's Green, as recorded in O.R. Book 5243, Page 1979, ET SEQ., Public Records of Hillsborough County, Florida; together with the right, title and interest of Mortgagor in nonexclusive of rights of ingress and egress in and to "TRACT A" of HUNTER'S GREEN PHASE 1, according to the Plat thereof as recorded in Plat Book 64, Page 16, of the Public Records of Hillsborough County, Florida.

                                   SCHEDULE B

                        DESCRIPTION OF PERSONAL PROPERTY


1. All materials now owned or hereafter acquired by the Debtor and intended for construction, reconstruction, alteration and repair of any building, structure or improvement now or hereafter erected or placed on the property described in Exhibit "A" (the "Property"), all of which materials shall be deemed to be included within the Project immediately upon the delivery thereof to the Project.

2. All of the walks, fences, shrubbery, driveways, fixtures, machinery, apparatus, equipment, fittings, and other goods and other personal property of every kind and description whatsoever, now owned or hereafter acquired by the Debtor and attached to or contained in and used or usable in connection with any present or future operation of the Project, including, by way of example rather than of limitation, all lighting, laundry, incinerating and power equipment; all engines, boilers, machines, motors, furnaces, compressors and transformers; all generating equipment; all pumps, tanks, ducts, conduits, wire, switches, electrical equipment and fixtures, fans and switchboards; all telephone equipment; all piping, tubing, plumbing equipment and fixtures; all heating, refrigeration, air conditioning, cooling, ventilating, sprinkling, water, power and communications equipment, systems and apparatus; all water coolers and water heaters; all fire prevention, alarm and extinguishing systems and apparatus; all cleaning equipment; all lift, elevator and escalator equipment and apparatus; all partitions, shades, blinds, awnings, screens, screen doors, storm doors, exterior and interior signs, gas fixtures, stoves, ovens, refrigerators, garbage disposals, dishwashers, cabinets, mirrors, mantles, floor coverings, carpets, rugs, draperies and other furnishings and furniture installed or to be installed or used or usable in the operation of any part of the Project or facilities erected or to be erected in or upon the Property; and every renewal or replacement thereof or articles in substitution therefor, whether or not the same are now or hereafter attached to the Property in any manner; all except for any right, title or interest therein owned by any tenant (it being agreed that all personal property owned by the Debtor and placed by it on the Property shall, so far as permitted by law, be deemed to be affixed to the Property, appropriated to its use, and covered by the each of the Security Documents to which this Exhibit is attached).

3. All of the Debtor's rights, title and interest in and to any and all judgments, awards of damages (including but not limited to severance and consequential damages), payments, proceeds, settlements or other compensation (collectively, the "Awards") heretofore or hereafter made, including interest thereon, and the right to receive the same, as a result of, in connection with, or in lieu of (i) any taking of the Property or any part thereof by the exercise of the power of condemnation or eminent domain, or the police power, (ii) any change or alteration of the grade of any street, or (iii) any other injury or decrease in the value of the Property or any part thereof (including but not limited to destruction or decrease in value by fire or other casualty), all of which Awards, rights thereto and shares therein are hereby assigned to the Secured Party, who is hereby authorized to collect and receive the proceeds thereof and to give property receipts and acquittances therefor and to apply, at its option, the net proceeds thereof, after deducting expenses of collection, as a credit upon any portion, as selected by the Secured Party, of the indebtedness secured by the Security Documents.

4. All of the Debtor's right, title and interest in and to any and all payments, proceeds, settlements or other compensation heretofore or hereafter made, including any interest thereon, and the right to receive the same from any and all insurance policies covering the Property or any portion thereof, or any of the other property described herein.

5. The interest of the Debtor in and to all of the rents, royalties, issues, profits, revenues, income and other benefits of the Property, or arising from the use or enjoyment of all or any portion thereof, or from any lease or agreement pertaining thereto, and all right, title and interest of the Debtor in and to, and remedies under, all contract rights, accounts receivable and general intangibles arising out of or in connection with any and all leases and subleases of the Property, or any part thereof, and of the other property described herein, or any part thereof, both now in existence or hereafter entered into, together with all proceeds (cash and non-cash) thereof; and including, without limitation, all cash or securities deposited thereunder to secure performance by the lessees of their obligations thereunder.

6. All of the Debtor's rights, options, powers and privileges in and to (but not the Debtor's obligations and burdens under) any construction contract, architectural and engineering agreements and management contract pertaining to the construction, development, ownership, equipping and management of the Property and all of the Debtor's right, title and interest in and to (but not the Debtor's obligations and burdens under) all architectural, engineering and similar plans, specifications, drawings, reports, surveys, plats, permits and the like, contracts for construction, operation and maintenance of, or provision of services to, the Property or any of the other property described herein, and all sewer taps and allocations, agreements for utilities, bonds and the like, all relating to the Property.

7. All intangible personal property, accounts, licenses, permits, instruments, contract rights, and chattel paper of the Debtor, including but not limited to cash; accounts receivable; bank accounts; certificates of deposit; securities; promissory notes; rents; rights (if any) to amounts held in escrow; insurance proceeds; condemnation rights; deposits; judgments, liens and causes of action; warranties and guarantees.

8. The interest of the Debtor in any cash escrow fund and in any and all funds, securities, instruments, documents and other property which are at any time paid to, deposited with, under the control of, or in the possession of the Secured Party, or any of its agents, branches, affiliates, correspondents or others acting on its behalf, which rights shall be in addition to any right of set-off or right of lien that the Secured Party may otherwise enjoy under applicable law, regardless of whether the same arose out of or relates in any way, whether directly or indirectly, to the Project located upon the Property.

9. The interest of the Debtor in and to any and all funds created or established and held by the Trustee pursuant to any indenture of trust or similar instrument authorizing the issuance of bonds or notes for the purpose of financing the Project located upon the Property.

10. Any collateral provided by the Debtor or for its account to each and every issuer of a letter of credit, subject to the prior claim of the issuer of any such letter of credit to such collateral.

11. All inventory, including raw materials, components, work-in-process, finished merchandise and packing and shipping materials.

12. Proceeds, products, returns, additions, accessions and substitutions of and to any or all of the above.

13. Any of the above arising or acquired by the Debtor or to which the Debtor may have a legal or beneficial interest in on the date hereof and at any time in the future.

14. Any of the above which may become fixtures by virtue of attachment to Property.

15. All of the records and books of account now or hereafter maintained by or on behalf of the Debtor in connection with the Project.

16. All names now or hereafter used in connection with the Project and the goodwill associated therewith.

                                      Schedule C
                             PERMITTED ENCUMBRANCES
                                   (Page 1 of 2)


     1. Taxes for the year 1995 and any taxes and assessments levied or assessed subsequent to the date hereof.

     2. Covenants, restrictions, easements and other matters as denoted on the plat of Hunter's Green, Parcel 22B recorded in Plat Book 69, Page 5.

     3. Easement in favor of Tampa Electric Company by instrument recorded in O.R. Book 6215, Page 443.

     4. Easement in favor of GTE Florida by instrument recorded in O.R. Book 6265, Page 1604.

     5. Restrictions are recited in Warranty Deed recorded in O.R. Book 6153, Page 205.

     6. Easement in favor of Hunter's Green Community Association, Inc., a Florida corporation, by instrument recorded in O.R. Book 6231, Page 1502.

     7. Cable Television Installation and Wiring Agreement executed by and between Highland Oaks Associates, a Florida limited partnership and Cable TV Fund 12-BCD Venture, a Colorado Joint Venture, dated April 25, 1991, recorded in O.R. Book 6295, Page 515.

     8. Instrument recorded in O.R. Book 5243, Page 1979 and the First Amendment thereto recorded in O.R. Book 6722, Page 1059.

     9. Development Order executed by and between Markborough Florida, Inc., and the Representatives of the City of Tampa, the Tampa Bay Regional Planning Council, recorded in O.R. Book 5128, Page 1848, together with the First Amendment recorded in O.R. Book 5358, Page 1856, the Second Amendment recorded in O.R. Book 6776, Page 1377, the Third Amendment recorded in O.R. Book 6935, Page 1724, the Fourth Amendment recorded in O.R. Book 7259, Page 769 and the Fifth Amendment recorded in O.R. Book 7455, Page 366.

     10. Parties in possession under unrecorded residential leases of one year or less as tenants only.

     11. The following matters shown on a survey of the premises prepared by Heidt & Associates, Inc., first dated February 28, 1992, and bearing Order No. SIP-HG-014:

     a.   E.P.C.H.C. Westland Line and 30 foot wetland setback.

     b. Encroachment of 9.3' X 9.3' concrete storm structure and concrete headwall mitered end sections.

                                      Schedule C
                             PERMITTED ENCUMBRANCES
                                   (Page 2 of 2)


     12. Terms and Conditions of that certain Agreement for Sale and Purchase of Land dated and recorded December 13, 1990, by and between Markborough Florida, Inc., a Florida corporation and H.O. Associates, Ltd., a Florida limited partnership, a memorandum of which is recorded in O.R. Book 6153, Page 207, as amended by Termination of Agreement and Amendment to Memorandum of Agreement recorded contemporaneously herewith.

     13. Mortgage executed by H.O. Associates, Ltd. to Related Mortgage Corporation, dated and recorded December 13, 1990, in O.R. Book 6153, Page 212, given to secure the original principal amount of $13,154,200.00, as modified by Modification of Mortgage recorded prior hereto and further modified by Modification of Mortgage and Mortgage Note and Mortgage recorded contemporaneously herewith and further modified by Agreement of Release and Assumption of Mortgage Note and Mortgage between H.O. Associates, Ltd., Related Mortgage Corporation and Richland Properties, Inc. recorded contemporaneously herewith.

     14. Assignment of Rents and Leases executed by H.O. Associates, Ltd. to Related Mortgage Corporation, dated and recorded December 13, 1990, in O.R. Book 6153, Page 231, as modified by Modification of Collateral Assignment of Rents and Leases recorded contemporaneously herewith and further modified by Agreement of Release and Assumption of Mortgage Note and Mortgage between H.O. Associates, Ltd., Related Mortgage Corporation and Richland Properties, Inc. recorded contemporaneously herewith.

     15. Regulatory Agreement for Multifamily Housing Projects Coinsured by HUD between Related Mortgage Corporation and Richland Properties, Inc., recorded contemporaneously herewith.

NOTE: All recording references are to the Public Records of Hillsborough County, Florida.